REGISTRATION RIGHTS AGREEMENT

OF

FXCM INC.

Dated as of June 21, 2012

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of June , 2012, by and among FXCM Inc., a Delaware corporation (the “Company”), and Mr. Matthew Wilhelm and Mr. Dierk Reuter (each, a “Seller” and together, the “Sellers”).

WHEREAS, the Sellers, FXCM UK Merger Limited (“FXCM UK”), FXCM Holding, LLC, and the Company have entered into the Sale and Purchase Agreement, dated June , 2012 (the “Sale and Purchase Agreement”), wherein the Sellers have agreed to sell their shares in Lucid Markets Trading Limited, a company incorporated in the United Kingdom, to FXCM UK, for consideration that, in part, may be exchanged, pursuant to the Sale and Purchase Agreement and respective Transactional Documents (as defined in the Sale and Purchase Agreement), for shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”); and

WHEREAS, the Company desires to provide the Sellers with registration rights with respect to the Class A Common Stock received pursuant to the Sale and Purchase Agreement and as they may otherwise hold from time to time.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND OTHER MATTERS

Section 1.1           Definitions. Capitalized terms used in this Agreement without other definition shall, unless expressly stated otherwise, have the meanings specified in this Section 1.1:

“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Class A Common Stock” has the meaning ascribed to such term in the preamble.

“Company” has the meaning ascribed to such term in the preamble.

“Exchange Act” means the U.S. Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“ Holdback Period” has the meaning ascribed to such term in Section 2.4(a).

“Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

“Holdback Extension” has the meaning ascribed to such term in Section 2.4(a).

“Incidental Registration” has the meaning ascribed to such term in Section 2.2(a).

“Indemnified Parties” has the meaning ascribed to such term in Section 2.7.

“Other Securities” means any securities of the Company proposed to be included in such registration by the holders of registration rights granted other than pursuant to this Agreement.

“Permitted Transferee” means any entity wholly owned or controlled by a Seller that acquires at least 50,000 shares of Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like).

 “Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Registrable Securities” means shares of Class A Common Stock that may be delivered pursuant to the Sale and Purchase Agreement and Transaction Documents (as defined in the Sale and Purchase Agreement). For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Sellers shall have been declared effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement, (ii) such Registrable Securities shall have been sold or otherwise distributed pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) cease to be outstanding (or issuable upon exchange).

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) SEC and securities exchange registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of the officers and employees of the Company performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) in connection with a registration pursuant to Section 2.1 or Section 2.2, reasonable fees and disbursements of one legal counsel for Sellers participating in the offering, (ix) fees and expenses in connection with any review by FINRA of the terms of the offering, (x) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with the registration of securities, if any, (xiii) expenses relating to any analyst or investor presentations in connection with the registration of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies.

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“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933 and the rules and regulations promulgated thereunder.

“Seller” means, individually or collectively, as applicable: (i) each person defined as such in the recitals; (ii) upon the death of any individual Seller, the executor of such Seller or such Seller’s heirs, devisees, legatees or assigns; or (iii) upon the disability of any Seller, any guardian or conservator of such Seller.

“Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(a)(i).

“Suspension Period” has the meaning ascribed to such term in Section 2.5(h).

Section 1.2           Definitions Generally. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein:

(a)          the word “or” is not exclusive;

(b)          the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c)          the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(d)          the word “person” means any individual, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity or a government or any department or agency thereof or self-regulatory organization; and

(e)          all section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.

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ARTICLE II

REGISTRATION RIGHTS

Section 2.1           Shelf Registration.

(a)           Subject to the terms and conditions of this Agreement, the Company shall:

(i)          no later than the date that is one month after Completion, file with the SEC a shelf registration statement on Form S-3 (or, in the event Form S-3 is unavailable to the Company, Form S-1) pursuant to Rule 415 under the Securities Act (or any successor provisions) (a “Shelf Registration Statement”) relating to the offer and sale of all of the Registrable Securities from time to time in accordance with the methods of distribution elected by such holders thereof and set forth in the Shelf Registration Statement;

(ii)         use commercially reasonable efforts to cause each Shelf Registration Statement to become effective as soon as practicable after each such filing;

(iii)        use commercially reasonable efforts to maintain in effect, supplement and amend, if necessary, the Shelf Registration Statement, as required by the instructions applicable to such registration form or by the Securities Act; and

(iv)        furnish, upon request, to the holders of the Registrable Securities to which the Shelf Registration relates copies of any supplement or amendment to such Shelf Registration Statement prior to such supplement or amendment being used and/or filed with the SEC.

(b)          Effective Shelf Registration Statement. (i) If at any time, the Shelf Registration Statement ceases to be effective, the Company shall use its best efforts to file and use its commercially reasonable efforts to cause to become effective a new shelf registration statement (any such shelf registration statement, hereinafter also a “Shelf Registration Statement”) providing for an offering to be made on a continuous basis of the Registrable Securities. Such shelf registration statement shall be filed on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S-1.

(ii)         If, after the Shelf Registration Statement has become effective, it is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority, the Company shall use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

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(c)          Suspension of Shelf Registration Statement. If the Company shall at any time furnish to the holders of Registrable Securities a certificate signed by any of its authorized officers stating that the Company has pending or in process a material transaction (including any material bona fide financing) or development, the disclosure of which would, in the good faith judgment of the Board, after consultation with its outside counsel, materially and adversely affect the Company, the Company may postpone the filing (but not the preparation) of the Shelf Registration Statement for up to forty-five (45) days; provided, however, that the Company shall not be permitted to postpone registration pursuant to this Section 2.1(c) more than once in any three hundred sixty (360) day period. The Company shall promptly give the each holder of Registrable Securities written notice of any postponement made in accordance with the preceding sentence.

Section 2.2           Incidental Registration.

(a)          Requests for Incidental Registration. At any time if the Company proposes to register any shares of Class A Common Stock under the Securities Act, except for (i) any registration in connection with a primary offering of Class A Common Stock by the Company unless the Company proposes in such registration to register sales of selling stockholders of the Company or (ii) any other registrations on such form(s) solely for registration of shares of Class A Common Stock in connection with any employee benefit plan or dividend reinvestment plan or a merger or consolidation, the Company will give written notice to the Sellers at least fifteen (15) days prior to the initial filing of such Registration Statement with the SEC of its intent to file such registration statement. Upon the written request of any of the Sellers made within twenty (20) days after any such notice is given (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its commercially reasonable efforts to effect the registration (an “Incidental Registration”) under the Securities Act of all Registrable Securities which the Company, as the case may be, has been so requested to register by the Sellers; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such Incidental Registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of such Registrable Securities and, thereupon, (a) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities under this Section 2.2 in connection with such registration (but not from its obligation to pay the expenses incurred in connection therewith), and (b) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Securities under this Section 2.2 during the period that the registration of such other securities is delayed.

(b)          Priority on Incidental Registration. If the Incidental Registration includes an underwritten primary offering, and the sole or managing underwriter of a registration advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, the Company will include in such registration the Registrable Securities and other securities of the Company in the following order of priority:

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(i)          first, the greatest number of securities of the Company proposed to be included in such registration by the Company for its own account and by holders of Other Securities that have priority over the Incidental Registration rights granted to holders of Registrable Securities under this Agreement, which in the opinion of such underwriters can be so sold; and

(ii)         second, after all securities that the Company proposes to register for its own account or for the accounts of holders of Other Securities that have priority over the Incidental Registration rights under this Agreement have been included, the greatest amount of Registrable Securities and Other Securities that are pari passu with Registrable Securities, in each case requested to be registered by the holders thereof which in the opinion of such underwriters can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, ratably among the holders of Registrable Securities (whether requested to be registered pursuant to Section 2.1 or Section 2.2) and Other Securities based on the respective amounts of Registrable Securities and Other Securities held by each such holder.

(iii)        Upon delivering a request under this Section 2.2, a Seller will, if requested by the Company, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to such Seller’s Registrable Securities to be registered pursuant to this Section 2.2 (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will provide, among other things, that the Sellers will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Seller’s behalf with respect to the matters specified therein. Such Seller also agrees to execute such other agreements as the Company may reasonably request to further evidence the provisions of this Section 2.2.

Section 2.3           Non-Affiliate Status. Notwithstanding anything to the contrary herein, any time that any Seller is eligible to sell Registrable Securities held by such Seller pursuant to Rule 144(b)(1) under the Securities Act or, in the case of Registrable Securities that are not “restricted securities” under Rule 144 under the Securities Act, pursuant to Section 4(1) of the Securities Act (or, in each case, any successor provision then in effect), such Seller shall not be entitled to any registration rights pursuant to this ARTICLE II in respect of such Registrable Securities and the Company shall not be required to maintain any Shelf Registration in respect of such Registrable Securities.

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Section 2.4           Holdback Agreements.

(a)          Each Seller agrees that if requested in writing in connection with an underwritten offering made pursuant to a Registration Statement for which such Seller has registration rights pursuant to this ARTICLE II by the managing underwriter or underwriters of such underwritten offering, such holder will not effect any public sale or distribution of any of the securities being registered or any securities convertible or exchangeable or exercisable for such securities (except as part of such underwritten offering), during the period beginning seven days prior to, and ending 90 days after, the effective date of any such subsequent underwritten registration (the “Holdback Period”), except as part of any such underwritten registration (or for such shorter period as to which the managing underwriter or underwriters may agree, provided that such shorter period applies equally to all Sellers). If (i) the Company issues an earnings release or discloses other material information or a material event relating to the Company occurs during the last 17 days of a Holdback Period or (ii) prior to the expiration of a Holdback Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with FINRA Rule 2711(f)(4), the Holdback Period will be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be (a “Holdback Extension”). Notwithstanding the foregoing, no Holdback Period shall apply to any person who (i) is not an executive officer or director of the Company, a selling stockholder in such offering and (ii) holds, together with its affiliates, less than 1% of the then-outstanding Class A Common Stock.

Section 2.5           Registration Procedures. In connection with any request by a Seller that Registrable Securities be registered pursuant to Section 2.1 or Section 2.2, subject to the provisions of such Sections, the paragraphs below shall be applicable:

(a)          The Company shall as expeditiously as reasonably practicable prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the registration of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 40 days.

(b)          Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to each Seller of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to such Seller such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Seller. The Seller shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Seller and the Company shall use its commercially reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation to so modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

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(c)          After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Seller thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Seller holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC suspending the effectiveness of such registration statement or any state securities commission and take all commercially reasonable efforts to prevent the entry of such stop order or to obtain the withdrawal of such order if entered.

(d)          To the extent any “free writing prospectus” (as defined in Rule 405 under the Securities Act) is used, the Company shall file with the SEC any free writing prospectus that is required to be filed by the Company with the SEC in accordance with the Securities Act and retain any free writing prospectus not required to be filed.

(e)          The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Seller holding such Registrable Securities or each underwriter, if any, reasonably (in light of such member’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Seller to consummate the disposition of the Registrable Securities owned by such person, provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(f)          The Company shall immediately notify each Seller holding such Registrable Securities covered by such registration statement or each underwriter, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Seller or underwriter, if any, and file with the SEC any such supplement or amendment.

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(g)          Each Seller registering securities under Section 2.1 or Section 2.2 shall promptly furnish in writing to the Company any information regarding itself, the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration.

(h)          Each Seller agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(f), such Seller shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Seller’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(f), provided, however, that, upon written notice to each Seller and for a reasonable time specified in the notice but not exceeding 60 days thereafter or 90 days in any 365 day period (the “Suspension Period”), the Company may suspend the use or effectiveness of any registration statement if the Company’s Board reasonably believes that the Company is in possession of material non-public information, the failure of which to be disclosed in the prospectus included in the registration statement could constitute a material misstatement or omission; and, if so directed by the Company, such Seller or underwriter shall deliver to the Company all copies, other than any permanent file copies then in such Seller’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(f) to the date when the Company shall make available to such Seller a prospectus supplemented or amended to conform with the requirements of Section 2.5(f).

(i)          The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(j)          The Company shall cooperate with the Seller to facilitate the timely delivery of Registrable Securities to be sold, which shall not bear any restrictive legends, and to enable such Registrable Securities to be issued in such denominations and registered in such names as such Seller may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

Section 2.6           Registration Expenses. The Company shall pay all Registration Expenses incident to the performance of, or compliance with, its obligations under this ARTICLE II, whether or not any registration statement prepared thereunder becomes effective, and whether all, some or none of the Registrable Securities to which it relates are sold pursuant to it.

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Section 2.7           Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act pursuant to this Article II, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each Seller, each affiliate of such Seller and their respective directors and officers or general and limited partners or members and managing members (including any director, officer, affiliate, employee, agent and controlling person of any of the foregoing) and each other person, if any, who controls such seller within the meaning of the Securities Act (collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment or supplement thereto under which such Registrable Securities were registered or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company with respect to such seller or any underwriter specifically for use in the preparation thereof.

Section 2.8           Indemnification by Seller. Each Seller hereby severally and not jointly indemnifies and holds harmless the Company and all other prospective sellers of Registrable Securities, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 2.7 above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company with respect to such Seller specifically for use in the preparation of such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any Seller or any underwriter, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person. In no event shall any such indemnification liability of any Seller be greater in amount than the dollar amount of the proceeds received by such Seller upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 2.9           Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this ARTICLE II, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this ARTICLE II, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice.

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In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. It is understood and agreed that the indemnifying person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Seller, its affiliates, directors and officers and any control persons of such Indemnified Party shall be designated in writing by the Seller, (y) in all other cases shall be designated in writing by the Board. The indemnifying person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No indemnifying person shall, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnification could have been sought hereunder by such Indemnified Party, unless such settlement (A) includes an unconditional release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

Section 2.10         Contribution. If the indemnification provided for in this ARTICLE II from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.10 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

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The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 2.11         Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Seller with respect to any required registration or other qualification of securities under any federal or state law or regulation or Governmental Authority other than the Securities Act.

Section 2.12         Participation in Public Offering. No Seller may participate in any Public Offering hereunder unless such Seller (a) agrees to sell such Seller’s securities on the basis provided in any underwriting arrangements approved by the Seller entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 2.13         Parties in Interest. Each Seller shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of such Seller's election to participate in a registration under this ARTICLE II. Any Permitted Transferee shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement upon becoming bound hereby pursuant to Section 3.3.

Section 2.14         Mergers, Recapitalizations, Exchanges or Other Transactions Affecting Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to the Registrable Securities, to any and all securities of the Company or any successor or assign of any such person (whether by merger, amalgamation, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, amalgamation, consolidation or otherwise.

Section 2.15         Acknowledgement Regarding the Company. All determinations necessary or advisable under this Article II shall be made by the Board, the determinations of which shall be final and binding.

ARTICLE III

MISCELLANEOUS

Section 3.1           Term of the Agreement; Termination of Certain Provisions.

(a)          The term of this Agreement shall continue until such time as no Seller holds any Registrable Securities. Notwithstanding the preceding sentence, Section 2.7 to Section 2.15 and ARTICLE III shall survive any termination of this Agreement.

(b)          Unless this Agreement is theretofore terminated pursuant to Section 3.1(a) hereof, each Seller shall be bound by the provisions of this Agreement with respect to any Registrable Securities until such time as such Seller ceases to hold any Registrable Securities. Thereafter, such Seller shall no longer be bound by the provisions of this Agreement other than Section 2.7 to Section 2.15 and ARTICLE III.

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(c)          Any Permitted Transferee of a Seller shall be entitled to become part to this agreement as a Seller; provided, that such Permitted Transferee shall first sign an agreement in the form approved by the Company acknowledging that such Permitted Transferee is bound by the terms and provisions of the Agreement.

Section 3.2           Amendments; Waiver. The provisions of this Agreement may be amended only by the mutual written agreement of the Company and each of the Sellers. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective.

Section 3.3           Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Sellers; provided, however, that a Seller may not assign this Agreement or any of his rights or obligations hereunder, and any purported assignment in breach hereof by a Seller shall be void except in connection with any transfer to a Permitted Transferee in accordance with this Agreement; and provided further that no assignment of this Agreement by the Company or to a successor of the Company (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of such person substantially as an entirety.

Section 3.4           Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 3.5           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 3.6           Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

Section 3.7           Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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Section 3.8           Remedies. The Company and the Sellers shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement (including costs of enforcement) and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, the Company or any Seller may in its or his sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or other injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

Section 3.9           Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.9):

(a)          If to the Company at:

FXCM Inc.
55 Water Street
New York, New York, 10041
United States of America
Attention: Office of the General Counsel
Facsimile: +1 646 432 2997

(b)          If to Dierk Reuter at:

30 Crown Place
London EC4A 2EB
United Kingdom
Attention: Dirk Reuter
Email: [                            ]

with a copy to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
40 Bank Street, Canary Wharf
London E14 5DS
United Kingdom
Attention: Lorenzo Corte or Scott Simpson, Esq.
Facsimile: +44 207 519 7070

(c)          If to Matthew Wilhelm at:

30 Crown Place
London EC4A 2EB
United Kingdom
Attention: Matthew Wilhelm
Email: [                            ]

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with a copy to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
40 Bank Street, Canary Wharf
London E14 5DS
United Kingdom
Attention: Lorenzo Corte or Scott Simpson, Esq.
Facsimile: +44 207 519 7070

Section 3.10         Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be then available.

Section 3.11         Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the dates indicated.

FXCM INC.

By:	/s/David Sakhai
Name: David Sakhai
Title: Chief Operating Officer

DIERK REUTER
By:	/s/Dierk Reuter

Matthew Wilhelm
By:	/s/Matthew Wilhelm

[Registrations Rights Agreement Signature Page]